UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2022
EVOQUA WATER TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Sixth Avenue
Pittsburgh,	Pennsylvania	15222
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (724) 772-0044
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AQUA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

SEC Investigation Update

As previously disclosed, Evoqua Water Technologies Corp. (the “Company”) has been cooperating with an investigation by the U.S. Securities and Exchange Commission (the “SEC”) regarding whether financial misstatements were made in the Company’s public filings and earnings announcements prior to October 2018.

On December 8, 2022, the Company received a “Wells Notice” from the staff of the SEC (the “Staff”) relating to the SEC’s investigation. The Wells Notice informed the Company that the Staff has made a preliminary determination to recommend that the SEC file a civil enforcement action against the Company that would allege certain violations of the federal securities laws relating to the reported financial results of the Company during fiscal years 2016, 2017, and 2018, and to the adequacy and accuracy of the Company’s books and records and internal controls over financial reporting for those fiscal years. The allegations arise from revenue recognition practices of the Neptune-Benson business that the Company acquired in fiscal 2016.

A Wells Notice is neither a formal charge of wrongdoing nor a final determination that the recipient has violated any law. The Company maintains that its disclosures, controls, and actions were appropriate. The Company intends to continue cooperating with the SEC’s inquiry, including by responding to the Staff’s position and engaging in a dialogue with the Staff to work toward a resolution of this matter. Although the Company is unable to predict the outcome or reasonably estimate any potential loss from the ongoing investigation, we currently believe that this matter will not have a material adverse effect on our business, financial condition, results of operations, or prospects.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 15, 2022		EVOQUA WATER TECHNOLOGIES CORP.

		By:	/s/ Benedict J. Stas
Benedict J. Stas
Executive Vice President, Chief Financial Officer & Treasurer